BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(“Energy & Resources” or the “Fund”)

Supplement dated February 26, 2013

to the Summary Prospectus dated January 28, 2013

Effective March 11, 2013, the following changes are made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Investment Manager” is deleted in its entirety and replaced with the following:

Investment Manager

Energy & Resources’ investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Fund’s Sub-Adviser.

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2013	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2013	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.